BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Value Fund
(the “Fund”)

Supplement dated December 31, 2018
to the Prospectus dated October 28, 2018

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

On January 2, 2019, Diamond Hill Capital Management, Inc. and MFS Investment Management will each begin managing a portion of the Fund’s assets. Therefore, as of January 2, 2019, the following changes will become effective for the Prospectus.

1.   The fourth paragraph under the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Advisory Research, Inc. (“Advisory Research”); BlackRock Investment Management, LLC (“BlackRock”); Boston Partners Global Investors, Inc. (“Boston Partners”); Diamond Hill Capital Management, Inc. (“Diamond Hill”); LSV Asset Management (“LSV”); Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”); Silvercrest Asset Management Group LLC (“Silvercrest”); and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). The Adviser may adjust allocations to the Sub-advisers or make recommendations to the Board with respect to the hiring, termination, or replacement of the Sub-advisers at any time. Below is a summary of each Sub-adviser’s principal investment strategies.

2.   The following paragraphs are hereby added to the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund”:

Diamond Hill’s Principal Investment Strategies

Diamond Hill typically invests in U.S. equity securities of small to medium market capitalization companies measured at the time of purchase. Diamond Hill’s objective with respect to its allocated portion is to seek long-term capital appreciation by investing in companies selling for less than Diamond Hill’s estimate of intrinsic value. To estimate intrinsic value, Diamond Hill believes that a business must be understandable, and that Diamond Hill must be able to reasonably forecast its cash flows. Diamond Hill seeks businesses with sustainable competitive advantages, conservative balance sheets, and management with an ownership mentality. Investments are sold by Diamond Hill when the stock price reaches Diamond Hill’s estimate of intrinsic value, Diamond Hill’s estimate of intrinsic value is revised such that there is no longer a discount to intrinsic value, a holding reaches Diamond Hill’s stated maximum position size, or Diamond Hill identifies a stock that it believes offers a more attractive opportunity.

MFS’ Principal Investment Strategies

MFS primarily invests in securities of companies with small capitalizations. MFS focuses on investing in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). MFS normally invests across different industries and sectors, but MFS may invest a significant percentage of the portion of the Fund’s assets allocated to MFS in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments. Investments are selected by MFS primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

3.   The following tables are hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund”:

Diamond Hill

Portfolio Managers	Position with Diamond Hill	Length of Service to the Fund
Christopher Welch, CFA	Co-Chief Investment Officer and Portfolio Manager	Since January 2019
Christopher Bingaman, CFA	Chief Executive Officer and Portfolio Manager	Since January 2019
Jeannette Hubbard, CFA	Research Analyst	Since January 2019

MFS

Portfolio Manager	Position with Diamond Hill	Length of Service to the Fund
Kevin Schmitz	Investment Officer and Portfolio Manager	Since January 2019

4.   The last paragraph under the sub-section entitled “Bridge Builder Small/Mid Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser currently allocates assets of the Small/Mid Cap Value Fund to the following Sub-advisers: Advisory Research, BlackRock, Boston Partners, Diamond Hill, LSV, MFS, Silvercrest, and Vaughan Nelson. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

5.   The following paragraphs are hereby added to the sub-section entitled “Bridge Builder Small/Mid Cap Value Fund” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

Diamond Hill’s Principal Investment Strategies

Diamond Hill focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, Diamond Hill concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. Diamond Hill also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If Diamond Hill’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, Diamond Hill is not constrained by the sector or industry weights in the portfolio’s benchmark. Diamond Hill relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where Diamond Hill has the highest level of conviction.

MFS’ Principal Investment Strategies

MFS primarily invests in securities of companies with small capitalizations. MFS focuses on investing in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS normally invests across different industries and sectors, but MFS may invest a significant percentage of the portion of the Fund’s assets allocated to MFS in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments. Investments are selected by MFS primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

6.   The following disclosure is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers – Small/Mid Cap Value Fund” under the section entitled “Management of the Funds”:

Diamond Hill

Diamond Hill, 325 John H. McConnell Blvd, Suite 200, Columbus, OH 43215, serves as a Sub-adviser to the Small/Mid Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Diamond Hill is registered as an investment adviser with the SEC and was founded in 2000. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As of October 31, 2018, Diamond Hill had assets under management of approximately $20.9 billion.

Portfolio Managers:

Christopher Welch, CFA, Christopher Bingaman, CFA and Jeannette Hubbard, CFA, have been portfolio managers of the Small/Mid Cap Value Fund since January 2019.

Mr. Welch, CFA, serves as Co-Chief Investment Officer and Portfolio Manager for Diamond Hill. Mr. Welch has been with Diamond Hill since 2005.

Mr. Bingaman, CFA, serves as Chief Executive Officer and Portfolio Manager for Diamond Hill. Mr. Bingaman has been with Diamond Hill since 2001.

Ms. Hubbard, CFA, serves as a Research Analyst for Diamond Hill. Ms. Hubbard has been with Diamond Hill since 2007.

MFS

MFS, 111 Huntington Avenue, Boston, Massachusetts, 02199, serves as a Sub-adviser to the Small/Mid Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. MFS is registered as an investment adviser with the SEC. MFS and its predecessor organizations have a history of money management dating back to 1924.  MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of October 31, 2018, MFS had assets under management of approximately $452 billion.

Portfolio Manager:

Kevin Schmitz has been a portfolio manager of the Small/Mid Cap Value Fund since January 2019. Mr. Schmitz serves as Investment Officer and Portfolio Manager of MFS, and has been employed in the investment area of MFS since 2002.

BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Value Fund
(the “Fund”)

Supplement dated December 31, 2018
 to the Statement of Additional Information (“SAI”) dated October 28, 2018

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

On January 2, 2019, Diamond Hill Capital Management, Inc. and MFS Investment Management will each begin managing a portion of the Fund’s assets. Therefore, as of January 2, 2019, the following changes will become effective for the SAI.

1. The following disclosure is hereby added to the sub-section entitled “Small/Mid Cap Value Fund” under the section entitled “The Funds’ Investment Teams – Small/Mid Cap Value Fund”:

Diamond Hill Capital Management, Inc. (“Diamond Hill”), 325 John H. McConnell Blvd, Suite 200, Columbus, OH 43215, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc.  For its services as a Sub-adviser, Diamond Hill is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Small/Mid Cap Value Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of October 31, 2018.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Christopher Welch, CFA	8	$10.8 billion	3	$223.5 million	425	$4.2 billion
Christopher Bingaman, CFA	2	$3.9 billion	0	0	2	$13.4 million
Jeannette Hubbard, CFA	5	$2.7 billion	1	$192.3 million	19	$340.7 million
Accounts Subject to Performance Fees
Christopher Welch, CFA	0	0	0	0	4	$359.8 million
Christopher Bingaman, CFA	0	0	0	0	0	0
Jeannette Hubbard, CFA	0	0	0	0	0	0

As of October 31, 2018, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Diamond Hill’s portfolio managers are also responsible for managing other account portfolios in addition to the Small/Mid Cap Value Fund. Management of other accounts in addition to the Small/Mid Cap Value Fund can present certain conflicts of interest, and Diamond Hill has implemented specific policies and procedures to address any potential conflicts.  Diamond Hill’s Form ADV Part 2A also contains a description of some of its policies and procedures to address such conflicts of interest and a summary of such conflicts of interest, which include:

●        Receipt of performance fees from certain accounts

●        Personal trading governed by Code of Ethics

●        Trade allocation among client accounts

●        Best execution policy and receipt of research services

Performance Fees:
Diamond Hill manages certain accounts for which part of its fee is based on the performance of the account (“Performance Fee Accounts”). As a result of the performance-based fee component, Diamond Hill may receive additional revenue related to the Performance Fee Accounts. None of the portfolio managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate portfolio managers and all staff.

Personal Trading:
Diamond Hill has adopted a Code of Ethics designed to: (1) demonstrate Diamond Hill’s duty at all times to place the interest of clients first; (2) align the interests of the portfolio managers with clients, and (3) mitigate inherit conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of Diamond Hill, including the portfolio managers, from purchasing any individual equity or fixed income securities that are eligible to be purchased in a client account. The Code of Ethics also prohibits the purchase of third party mutual funds, not managed by Diamond Hill, that invest primarily in U.S. equity or taxable bond securities. As a result, each of the portfolio managers are significant owners in the Diamond Hill strategies, thus aligning their interest with clients.

Trade Allocation:
Diamond Hill manages numerous accounts in addition to the Small/Mid Cap Value Fund. When the Small/Mid Cap Value Fund and another of Diamond Hill’s clients seek to purchase or sell the same security at or about the same time, Diamond Hill may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Small/Mid Cap Value Fund because of increased volume of the transaction. However, when another of Diamond Hill’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, Diamond Hill has adopted a trade allocation policy in which all trade orders occurring simultaneously among the Small/Mid Cap Value Fund and one or more other accounts where Diamond Hill has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through Diamond Hill’s portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.

Best Execution and Research Services:
Diamond Hill has controls in place for monitoring execution in its clients’ portfolio transactions, including reviewing trades for best execution. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to Diamond Hill creating a conflict of interest. To mitigate this conflict, Diamond Hill adopted a policy that prohibits it from considering any factor other than best execution when a client trade is placed with a broker-dealer.

Receipt of research from brokers who execute client trades involves conflicts of interest. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.

Compensation

All of the portfolio managers, and research analysts, are paid by Diamond Hill a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of Diamond Hill’s clients, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:

• The long-term pre-tax investment performance of the strategies that they manage,
• Diamond Hill’s assessment of the investment contribution they make to strategies they do not manage,
• Diamond Hill’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and
• Diamond Hill’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis). Investment performance is measured against an absolute return target for each strategy, the respective strategy’s benchmark and its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio manager compensation is not directly tied to product asset growth or revenue, however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of Diamond Hill’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. Diamond Hill also offers a Deferred Compensation Plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral of incentive compensation must be invested in Diamond Hill Funds for the entire duration of the deferral.

Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), 111 Huntington Avenue, Boston, Massachusetts, 02199, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.  For its services as a Sub-adviser, MFS is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Manager.  The table below identifies, for the portfolio manager, the number of accounts managed (excluding the Small/Mid Cap Value Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of October 31, 2018. Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Kevin Schmitz	6	$10.6 billion	0	$0	3	$69.7 million

As of October 31, 2018, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Small/Mid Cap Value Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the Small/Mid Cap Value Fund and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances, there are securities which are suitable for the Small/Mid Cap Value Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS' trade allocation policies may give rise to conflicts of interest if the Small/Mid Cap Value Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Small/Mid Cap Value Fund’s investments.  Investments selected for funds or accounts other than the Small/Mid Cap Value Fund may outperform investments selected for the Small/Mid Cap Value Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Small/Mid Cap Value Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Small/Mid Cap Value Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process.  Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation.  In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees.  MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually.  In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process.  As of December 31, 2017, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon.  The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods.  For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm.  Emphasis is generally placed on longer performance periods when multiple performance periods are available.  Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

It is anticipated that the Russell 2000® Value Index and Lipper Small-Cap Value Funds will be used to measure Mr. Schmitz's performance for the portion of the Small/Mid Cap Value Fund allocated to MFS.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

2. The first paragraph in Appendix B is hereby deleted and replaced with the following:

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the "Adviser")

ADVISORY RESEARCH, INC.
ARTISAN PARTNERS LIMITED PARTNERSHIP
BAILLIE GIFFORD OVERSEAS LIMITED
ROBERT W. BAIRD & CO., INC.
BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
BLACKROCK INVESTMENT MANAGEMENT, LLC
BOSTON PARTNERS GLOBAL INVESTORS, INC.
CHAMPLAIN INVESTMENT PARTNERS, LLC
CLEARBRIDGE INVESTMENTS, LLC
DIAMOND HILL CAPITAL MANAGEMENT, INC.
EAGLE ASSET MANAGEMENT, INC.
EDINBURGH PARTNERS LIMITED
FIAM LLC
JENNISON ASSOCIATES LLC
J.P. MORGAN INVESTMENT MANAGEMENT INC.
LAZARD ASSET MANAGEMENT LLC
LOOMIS, SAYLES & COMPANY, L.P.
LSV ASSET MANAGEMENT
MANNING & NAPIER ADVISORS, LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY
METROPOLITAN WEST ASSET MANAGEMENT, LLC
MONDRIAN INVESTMENT PARTNERS LIMITED
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
PGIM, INC.
PZENA INVESTMENT MANAGEMENT, LLC
SILVERCREST ASSET MANAGEMENT GROUP LLC
STEPHENS INVESTMENT MANAGEMENT GROUP, LLC
SUSTAINABLE GROWTH ADVISERS, LP
T. ROWE PRICE ASSOCIATES, INC.
VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.
WCM INVESTMENT MANAGEMENT, LLC
WELLINGTON MANAGEMENT COMPANY LLP
WELLS CAPITAL MANAGEMENT, INC.
(collectively, the "Sub-advisers")

3. The following proxy voting guidelines are hereby added to Appendix B immediately after ClearBridge Investment Partners, LLC’s proxy voting guidelines:

Diamond Hill Capital Management, Inc.
Proxy Voting Policy, Procedures and Guidelines

Rule 206(4)-6  under the Investment Advisers Act of 1940, as amended  (the “Act”), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter “we” or “us” or “our”) has adopted the following Proxy Voting Policy, Procedures and Guidelines (the “Proxy Policy”) with regard to companies in our clients’ investment portfolios.

Key Objective

The key objective of our Proxy Policy is to maximize the value of the securities held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.

Decision Methods

Clients may retain the right to vote on shareholder proposals concerning stocks that we have bought on the client’s behalf.  This is a perfectly reasonable request and we will not be offended if a client chooses to vote the shares.  In addition, we will not vote the proxy for shares held in a client’s account where we do not have investment authority over the shares.  The client can instruct the custodian to forward proxy materials from these issuers directly to the client for voting.  Where clients have voting authority we encourage them to exercise their right by conscientiously voting all the shares owned.

Our recommendation, however, is that clients delegate the responsibility of voting on shareholder matters to us.  Many clients recognize that good corporate governance and good investment decisions are complementary.  Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding shareholder proposals.  Additionally, we can vote in accordance with a client’s wishes on any individual issue or shareholder proposal.  Personally, we might believe that implementation of this proposal will diminish shareholder value, but the vote will be made in the manner the client directs.   We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions and similarly, we believe clients are entitled to an explanation of our voting principles, as both ultimately affect clients economically.

We have developed the guidelines outlined below to guide our proxy voting.  In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines.  Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote.  In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company then vote in keeping with our primary objective of maximizing shareholder value over the long term.

Voting to maximize shareholder value over the long term may lead to an unusual circumstance of votes on the same issue held by different clients may not be the same.  For instance, the Small Cap Fund may own a company that is the subject of a takeover bid by a company owned in the Large Cap Fund.  Analysis of the bid may show that the bid is in the best interest of the Large Cap Fund but not in the best interest of the Small Cap Fund; therefore the Large Cap Fund may vote for the merger whereas the Small Cap Fund may vote against it.

In addition, when securities are out on loan, our clients collectively hold a significant portion of the company’s outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.

Conflicts Of Interest

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with this Proxy Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. For example, we might manage money for a plan sponsor and that company’s securities may be held in client investment portfolios.  The potential for conflict of interest is imminent since we now would have a vested interest to acquiesce to company management’s recommendations, which may not be in the best interests of clients.  Another possible scenario could arise if we held a strong belief in a social cause and felt obligated to vote in this manner, which may not be best for clients.  In cases of conflicts of interest that impede our ability to vote, we will refrain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent trustees or directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.

Recordkeeping

We will maintain records documenting how proxies were voted.  In addition, when we vote contrary to the Proxy Policy or for votes that the Proxy Policy indicates will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, we will document the rationale for our vote.  We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client’s request.

Proxy Voting Principles

1)	We recognize that the right to vote a proxy has economic value.
All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. (Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid.) Thus, when you buy a share of voting stock, part of the purchase price is for the right to vote in matters concerning your company.  If you do not exercise that right, you paid more for that stock than you should have.

2)	We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right.
In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:

Loyalty - We will act only in the best interest of the client.  Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.

Care - We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.

Prudence - We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.

Impartiality - We will treat all clients fairly.

Discretion - We will keep client information confidential. Information concerning client-specific requests is strictly between the client and us.

3)	We believe that a corporation exists to maximize the value for shareholders.
Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize the share price, and thus shareholder value, in the long-term.

4)	We believe conscientious proxy voting can result in better investment performance.
The presence of an owner-oriented management is a major consideration in many of our investment decisions.  As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues.  Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of shareholder value.   So why would we own the stock?  One reason might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return.  Another reason may be that we believe management will soon face reality and alter company strategy when it becomes apparent that a new strategy is more appropriate.  Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general.  We do not subscribe to the “If you don’t like management or its strategy, sell the stock” philosophy in many instances.

5)
We believe there is relevant and material investment information contained in the proxy statement.  Close attention to this document may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about a “corporate culture”.

Proxy Voting Guidelines

Each proposal put to a shareholder vote is different.  As a result, each must be considered individually, however, there are several issues that recur frequently in U.S. public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all-inclusive. In the absence of exceptional circumstances, we generally will vote in this manner on such proposals.

I. Corporate Governance Provisions

A.	Board of Directors

The election of the Board of Directors (the “Board”) is frequently viewed as a “routine item”.  Yet, in many ways the election of the Board is the most important issue that comes before shareholders.  Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company).  At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders.  For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors.  Furthermore, we also strongly prefer that key committees be comprised entirely of outside directors.

1.	Cumulative Voting

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the corporate board, thus ensuring representation for all sizes of shareholders.  Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest.

To illustrate the difference between cumulative voting and straight voting, consider the John Smith Corporation.  There are 100 total shares outstanding; Jones owns 51 and Wilson owns 49.  Three directors are to be elected.  Under the straight voting method, each shareholder is entitled to one vote per share and each vacant director’s position is voted on separately.  Thus, Jones could elect all the directors since he would vote his 51 shares for his choice on each separately elected director.   Under the cumulative voting method, each shareholder has a total number of votes equal to the number of shares owned times the number of directors to be elected.  Thus, Jones has 153 votes (51 X 3 = 153) and Wilson has 147 votes (49 X 3).  The election of all directors then takes place simultaneously, with the top three vote recipients being elected.  Shareholders may group all their votes for one candidate.  Thus, Wilson could vote all 147 of his votes for one candidate.  This will ensure that Wilson is able to elect at least one director to the board since his candidate is guaranteed to be one of the top three vote recipients.

Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability.  Thus, we will vote FOR proposals seeking to permit cumulative voting.

2.	Majority vs Plurality Voting

In evaluating majority voting vs. plurality voting we will vote on a case-by-case basis. A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting, on the other hand, provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, he or she needs only one vote to be elected, so an "against" vote is meaningless.  We feel that directors should be elected to the board by a majority vote simply because it gives us a greater ability to elect board candidates that represent our clients’ best interest. However, in the case where a company adopts a provision in which a board candidate receives more AGAINST votes than FOR votes is required to tender his or her resignation, there is less reason to vote in favor of a majority vote standard.

3.	Election of Directors (Absenteeism)

Customarily, schedules for regular board and committee meetings are made well in advance.  A person accepting a nomination for a directorship should be prepared to attend meetings. A pattern of high absenteeism (less than 75% attendance) raises sufficient doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company.  While valid excuses for absences (such as illness) are possible, these are not the norm.  Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution.  Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director with a pattern of high absenteeism.

4.	Classified Boards

A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year.  For example, if the John Smith Corporation has nine directors on its Board and divides them into three classes, each member will be elected for a term of three years with elections staggered so that only one of the three classes stands for election in a given year.  A non-classified Board requires all directors to stand for election every year and serve a one-year term.

Proponents of classified Boards argue that by staggering the election of directors, a certain level of continuity and stability is maintained.  However, a classified Board makes it more difficult for shareholders to change control of the Board.  A classified Board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.

We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.

5. Inside versus Independent (or Non-Affiliated) Directors

We will vote FOR shareholder proposals asking that Boards be comprised of a majority of independent directors.

We will vote FOR shareholder proposals seeking Board nominating committees be comprised exclusively of independent directors.

We will WITHHOLD votes for (or vote AGAINST, if that option is provided) directors who may have an inherent conflict of interest, such as due to receipt of consulting fees from a corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director's income.

B. Confidential Voting

In a system of confidential voting, individual shareholder’s votes are kept confidential.  Management and shareholders are only told the vote total.  This eliminates the pressure placed on investors to vote with management, especially in cases when a shareholder would desire a business relationship with management.  We will vote FOR proposals seeking confidential voting.

C. Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares.  A company may, however, set a higher requirement for certain corporate actions.  We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders.  Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders.  We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.

D. Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company; (2) dilution of the acquirer’s voting rights in the target company; or (3) dilution of the acquirer’s equity interest in the post-merger company.  This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.

Proponents of shareholder rights plans argue that they benefit shareholders by forcing potential acquirers to negotiate with the target company’s Board, thus protecting shareholders from unfair coercive offers and often leading to higher premiums in the event of a purchase.  Obviously, this argument relies on the assumption of director independence and integrity.  Opponents claim that these plans merely lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive.

We will evaluate these proposals on a case-by-case basis.  However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers.  Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.

We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.

II. Compensation Plans

Management is an immensely important factor in the performance of a corporation.  Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital.  Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner.  Ill-designed compensation plans work to the detriment of shareholders in several ways.  For instance,  there may be outsized compensation for mediocre (or worse) performance, directly reducing the resources available to the company, or misguided incentives could cloud business judgment.  Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.

A. Non-Employee Directors

As directors take a more active role in corporate governance, compensation is becoming more performance-based.  In general, stock-based compensation will better tie the interests of directors and shareholders than cash-based compensation.  The goal is to have directors own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have incentive to act on behalf of shareholders.  However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial.

We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.

We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock.

B. Incentive Compensation subject to Section 162(m)

The Omnibus Budget and Reconciliation Act of 1993 prohibits the deductibility of executive compensation of more than $1 million.  The intention was to slow the rise in executive compensation (whether the rise could be economically justified or was “bad” per se is a separate question) and to tie more of the future compensation to performance.  However, the law provided exemptions to this $1 million limit in certain circumstances.  Included in this exemption was compensation above $1 million that was paid on account of the attainment of one or more performance goals.  The IRS required the goals to be established by a compensation committee comprised solely of two or more outside directors.  Also, the material terms of the compensation and performance goals must be disclosed to shareholders and approved.  The compensation committee must certify that the goals have been attained before any payment is made.

The issue at hand is the qualification for a tax deduction, not whether the executive deserves more than $1 million per year in compensation.

We will vote FOR any such plan submitted for shareholder approval.  Voting against an incentive bonus plan is fruitless if the practical result will be to deny the company, and ultimately its shareholders, the potential tax deduction.

C. Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value.  Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination for several reasons.  First, their economic significance is large.  Second, the prevalence of these plans has grown and is likely to persist in the future.  Third, there are many variations in these plans.  As a result, we must consider any such plan on a case-by-case basis.  However, some general comments are in order.

We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation.  As such, there is a cost to their issuance and the issue boils down to a cost-benefit analysis.  If the costs are excessive, then the benefit will be overwhelmed.  Factors that are considered in determining whether the costs are too great (in other words, that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria.  Additionally, objective measures of company performance (which do not include short-term share price performance) will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives’ or directors’ cash compensation.

We will look particularly closely at companies that have repriced options.  Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide.  In cases where there is a history of repricing stock options, we will vote AGAINST any plan not expressly prohibiting the future practice of option repricing.

D. Say-on-Pay

The Securities and Exchange Commission adopted rules on Jan. 25, 2011 which implement requirements in Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934.  The rules concern three separate non-binding shareholder votes on executive compensation:

(1)
Say-on-Pay Votes.  The new rule requires public companies subject to the proxy rules to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives.  Say-on-pay votes must be held at least once every three years.  As stated above, support for or against executive compensation will be determined on a case-by-case basis.

(2)
Frequency Votes.  These companies also are required to provide their shareholders with an advisory vote on how often they would like to be presented with the say-on-pay votes – every year, every second year, or every third year.  In voting on the frequency of the say-on-pay, we believe that a TRIENNIAL vote is appropriate due to the fact that say-on-pay is a non-binding advisory vote and more frequent votes could reduce the Board’s strategic focus on the business. A three-year time horizon allows the Board to make well-informed decisions regarding executive compensation, evaluate the effectiveness of executive compensation, and increase time spent focusing on long-term shareholder value creation.

(3)
Golden Parachute Disclosures and Votes.  These companies are also required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger.  In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements.  We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a case-by case basis.

III. Capital Structure, Classes of Stock, and Recapitalizations

A. Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project; to make an acquisition for stock; to fund a stock compensation program; or to implement a stock split or stock dividend.  When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities.  However, unusually large share authorizations create the potential for abuse.  An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer.  Thus, we generally prefer that companies present for shareholder approval all requests for share authorizations that extend beyond what is currently needed, and indicate the specific purpose for which the shares are intended.  Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.

For example, suppose a company has a total share authorization of 100 million.  Of the 100 million, 85 million are issued and outstanding and an additional 5 million are reserved but unissued.  We would vote against any proposal seeking to increase the share authorization by more than 8 million shares (Total allowable authorization: 1.2 X 90 =108 million; Current authorization: 100 million).

B. Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or even no voting rights are sometimes made.  Frequently, this class is given a preferential dividend to coax holders to cede voting power.  In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.

IV. Social and Environmental Issues

Shareholder proposals relating to a company’s activities, policies, or programs concerning a particular social or environmental issue have become prevalent at annual meetings.  In some cases, an attempt is made to relate a recommendation for the company’s policies and activity to its financial health.  In other cases, the proposal seems tangentially related at best.  These issues are often difficult to analyze in terms of their effect on shareholder value.  As a result, these proposals must be considered on a case-by-case basis.  In cases where we do not believe we can determine the effect, we will ABSTAIN.  We will vote FOR any proposal that seeks to have a corporation change its activities or policy and we believe the failure to do so will result in economic harm to the company.  Similarly, we will vote AGAINST any policy that requests a change we believe will result in economic harm.

We will vote FOR proposals seeking information that is relatively inexpensive to produce and provide, is not publicly available, and does not reveal sensitive company information that could be harmful if acquired by competitors.  If these factors are present, then the issue reduces to freedom of information.

In practice, however, this is seldom the case.  Frequently, shareholder proposals call for a company to conduct an exhaustive study of some issue that is only tangentially related to the company’s business interests.  Further, the nature of the study proposed often deals with subjective issues in which no conclusive resolution will likely result from the study.  We will vote AGAINST such proposals.

V. Voting Foreign Securities

Voting proxies of foreign issuers can be much different than voting proxies of U.S.-domiciled companies.  It can be more expensive (for instance, we could need to hire a translator for the proxy materials or, in some cases votes can only be cast in person so there would be travel costs to attend the meeting) and in some jurisdictions the shares to be voted must be sequestered and cannot be sold until the votes are cast or even until the meeting has been held.  In addition, the SEC has acknowledged that in some cases it can be in an investor’s best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting.  Therefore, proxy voting for foreign issuers will be evaluated and voted, or not voted, on a case-by-case basis.

4. The following proxy voting guidelines are hereby added to Appendix B immediately after Manning & Napier Advisors, LLC’s proxy voting guidelines:

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2018

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B.  Administrative Procedures;

C   Records Retention; and

D.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate, in MFS' sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B. ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS' proxy voting activities

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research,  the research of Proxy Administrators and/or other 3rd party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g. proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2  However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year.  For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.